Exhibit 10.38

Certain confidential information contained in this exhibit, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SERIES 2022-1
SUPPLEMENT

GBX LEASING 2022-1 LLC,

as Issuer,

and

u.s. bank TRUST COMPANY, national association,

as Indenture Trustee

dated as of February 9, 2022

______________________________

SERIES 2022-1 NOTES

______________________________

Table of Contents

Page

article I DEFINITIONS 1

Section 1.01. Definitions 1

article II THE SERIES 2022-1 NOTES 4

Section 2.01. Designation of Series; Series 2022-1 Notes 4

Section 2.02. Grant of Security Interest in 2022-1 Series Account 5

Section 2.03. Authentication and Delivery 5

Section 2.04. Interest Payments on the Series 2022-1 Notes 6

Section 2.05. Principal Payments on the Series 2022-1 Notes 6

Section 2.06. Prepayment of Principal on the Series 2022-1 Notes 6

Section 2.07. Manner of Payment 9

Section 2.08. Restrictions on Transfer 9

Section 2.09. Final Maturity Date 9

Section 2.10. Hedging Requirement 9

article III 2022-1 SERIES ACCOUNT 10

Section 3.01. 2022-1 Series Account 10

Section 3.02. Distributions from 2022-1 Series Account 10

Section 3.03. Liquidity Reserve Target Amount 10

article IV CONDITIONS TO ISSUANCE 10

Section 4.01. Conditions to Issuance 10

article V REPRESENTATIONS AND WARRANTIES 10

Section 5.01. Master Indenture Representations and Warranties 10

article VI MISCELLANEOUS PROVISIONS 11

Section 6.01. Ratification of Master Indenture 11

Section 6.02. Counterparts 11

Section 6.03. Governing Law 11

Section 6.04. Notices to the Rating Agency 11

Section 6.05. Notices to Liquidity Facility Provider 11

Section 6.06. Amendments and Modifications 11

EXHIBITS

EXHIBIT A	Form of Class A Note
EXHIBIT B	Form of Class B Note

SCHEDULES

SCHEDULE 1	Description of Initial Railcars
SCHEDULE 2	Description of Initial Leases

i

SERIES 2022-1 SUPPLEMENT, dated as of February 9, 2022 (this “Series 2022-1 Supplement”), issued pursuant to, and incorporating the terms of, the Master Indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Master Indenture”, and, together with this Series 2022-1 Supplement, the “Series 2022-1 Indenture”) between GBX LEASING 2022-1 LLC, a Delaware limited liability company (the “Issuer”), and U.S. Bank TRUST COMPANY, National Association, a national banking association, as Indenture Trustee (the “Indenture Trustee”).

WITNESSETH THAT:

WHEREAS, the Issuer and the Indenture Trustee wish to set forth the Principal Terms of a Series of Notes with two Classes (the Class A Notes and the Class B Notes) within such Series to be issued pursuant to this Series 2022-1 Supplement; and

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

article I

DEFINITIONS
Section I.01.
Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture. Whenever used in this Series 2022-1 Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“144A Book-Entry Notes” means Series 2022-1 Notes substantially in the form attached as Exhibit A or Exhibit B hereto, with the applicable legend for 144A Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.

“2022-1 Series Account” means the Series Account for the Series 2022-1 Notes, established in accordance with Section 3.01 hereof and Sections 3.01 and 3.07 of the Master Indenture. The account number of the 2022-1 Series Account is 246818004.

“Average Life Date” is defined in Section 2.06(c).

“August 2024 Payment Date” means the Payment Date occurring in August 2024.

“Class A Interest Rate” means two and eighty-seven hundredths percent (2.87%) per annum.

“Class A Note” means an Equipment Note substantially in the form of Exhibit A.

“Class A Optional Redemption” is defined in Section 2.06(a).

“Class A Optional Redemption Date” is defined in Section 2.06(a).

[Series Supplement (Series 2022-1)]

“Class A Redemption Premium” is defined in Section 2.06(a).

“Class A Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the Class A Notes. The Class A Stated Interest Amount constitutes the Stated Interest Amount for the Class A Notes.

“Class B Interest Rate” means three and forty-five hundredths percent (3.45%) per annum.

“Class B Note” means an Equipment Note substantially in the form of Exhibit B.

“Class B Optional Redemption” is defined in Section 2.06(b).

“Class B Optional Redemption Date” is defined in Section 2.06(b).

“Class B Redemption Premium” is defined in Section 2.06(b).

“Class B Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the Class B Notes. The Class B Stated Interest Amount constitutes the Stated Interest Amount for the Class B Notes.

“Closing Date” for the Series 2022-1 Notes means February 9, 2022.

“Control Party” for the Series 2022-1 Notes means the Majority Noteholders.

“Equipment Note Purchase Agreement” means, with respect to the Equipment Notes, the Note Purchase Agreement, dated February 1, 2022, among the Issuer, GBX Leasing, LLC and the Initial Purchasers signatory thereto.

“H.15(519)” is defined in Section 2.06(c).

“Initial Purchasers” means each “Initial Purchaser” within the meaning of and as defined in the Equipment Note Purchase Agreement.

“Majority Noteholders” means with respect to the Series 2022-1 Notes, as of any date of determination, Noteholders of Series 2022-1 Notes that, individually or in the aggregate, evidence more than fifty percent (50%) of the then aggregate Outstanding Principal Balance of the Series 2022-1 Notes.

“Marginal Interest” is defined in Section 2.04(b).

“Offering Circular” means the Issuer’s final offering circular dated February 1, 2022 relating to the offering of the Series 2022-1 Notes.

“Optional Redemption” means a voluntary prepayment by the Issuer of all of the Outstanding Principal Balance of the Series 2022-1 Notes (or a Class thereof) in accordance with the terms of this Series 2022-1 Supplement.

2

[Series Supplement (Series 2022-1)]

“Rapid Amortization Additional Interest Rate” means four percent (4%) per annum.

“Rapid Amortization Date” means the date, if any, on which the Rapid Amortization Event occurs with respect to the Series 2022-1 Notes.

“Rapid Amortization Event” means, with respect to the Series 2022-1 Notes, that the aggregate Outstanding Principal Balance of the Series 2022-1 Notes (after all payments on the Series 2022-1 Notes on the applicable Payment Date) exceeds zero on the Payment Date falling in January 2029.

“Rating Agency” means, in connection with the Series 2022-1 Notes, S&P and KBRA.

“Redemption Premium” means the Class A Redemption Premium or the Class B Redemption Premium, as applicable, which amount shall be the Redemption Premiums for each respective Class of Series 2022-1 Notes.

“Regulation S Temporary Book-Entry Notes” means Series 2022-1 Notes in the form attached as Exhibit A or Exhibit B, as the case may be, with the applicable legend for Regulation S Temporary Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.

“Remaining Weighted Average Life” is defined in Section 2.06(c).

“Scheduled Targeted Principal Balance” means (a) with respect to the Class A Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-1 to the Offering Circular under the column titled “Principal Balance ($)” and (b) with respect to the Class B Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-2 to the Offering Circular under the column titled “Principal Balance ($)”; provided that the Scheduled Targeted Principal Balance for each Class of the Series 2022-1 Notes is subject to adjustment from time to time pursuant to Section 3.14 of the Master Indenture.

“Series 2022-1 Final Maturity Date” means the Payment Date occurring in February 2052, which shall constitute the Final Maturity Date with respect to the Series 2022-1 Notes.

“Series 2022-1 Issuance Expenses” means the Issuance Expenses relating to the issuance of the Series 2022-1 Notes.

“Series 2022-1 Noteholders” means the Noteholders of the Series 2022-1 Notes, or any Class of such Notes, as the context may require.

“Series 2022-1 Notes” means Notes, designated as the Class A Notes and the Class B Notes, in each case, to be issued on the Closing Date and having the terms and conditions specified in this Series 2022-1 Supplement, substantially in the respective form of Exhibit A and Exhibit B hereto, and including any and all replacements, extensions, substitutions or renewals of such Notes.

“Series 2022-1 Optional Redemption Date” is defined in Section 2.06(d).

3

[Series Supplement (Series 2022-1)]

“Series Account” means, with respect to the Series 2022-1 Notes, the 2022-1 Series Account.

“Stated Interest Amount” means, with respect to the Series 2022-1 Notes and any Payment Date, an amount equal to the Class A Stated Interest Amount and the Class B Stated Interest Amount.

“Stated Rate” means (i) with respect to the Class A Notes, the Class A Note Interest Rate and (ii) with respect to the Class B Notes, the Class B Note Interest Rate.

“Treasury Rate” is defined in Section 2.06(c).

“Unrestricted Book-Entry Notes” means Series 2022-1 Notes substantially in the form of Exhibit A or Exhibit B, with the applicable legend required by Section 2.02 of the Master Indenture for Unrestricted Book-Entry Notes inscribed on the face thereof.

article II

THE SERIES 2022-1 NOTES
Section II.01.
Designation of Series; Series 2022-1 Notes.
(a)
There is hereby created a Series of Notes under the Series 2022-1 Indenture to be known as the “Series 2022-1 Notes” or, with respect to any Equipment Notes, the “Secured Railcar Equipment Notes, Series 2022-1”.
(b)
There is hereby created within the Series 2022-1 Notes two separate Classes, designated as the “Class A Notes” and the “Class B Notes”. The Series 2022-1 Notes will be issued in the initial principal balance as set forth below:
(i)
the Class A Notes will be issued in the initial principal balance of three hundred and two million five hundred sixty thousand and 00/100 dollars ($302,560,000); and
(ii)
the Class B Notes will be issued in the initial principal balance of twenty million seven hundred twenty thousand and 00/100 dollars ($20,720,000).
(c)
The Class A Notes are classified as “Initial Notes”, “Series 2022-1 Notes”, “Class A Equipment Notes” and “Fixed Rate Notes”, as each such term is used in the Master Indenture. The Class B Notes are classified as “Initial Notes”, “Series 2022-1 Notes”, “Class B Equipment Notes” and “Fixed Rate Notes”, as each such term is used in the Master Indenture. The Series 2022-1 Notes will be rated on the Closing Date by S&P and KBRA, and the Series 2022-1 Notes will be paid in accordance with the Flow of Funds.
(d)
The first Payment Date with respect to the Series 2022-1 Notes shall be the Payment Date in March 2022.

4

[Series Supplement (Series 2022-1)]

(e)
Payments of principal on the Series 2022-1 Notes shall be payable from funds on deposit in the 2022-1 Series Account or otherwise at the times and in the amounts set forth in Article III of the Master Indenture and Sections 2.05, 2.06 and 3.02 of this Series 2022-1 Supplement.
(f)
The Issuer shall pay Series 2022-1 Issuance Expenses out of the proceeds of the Series 2022-1 Notes on the Closing Date and/or from Capital Contributions made to the Issuer on or prior to the Closing Date.
Section II.02.
Grant of Security Interest in 2022-1 Series Account. The Issuer hereby pledges, transfers, assigns, and otherwise conveys to the Indenture Trustee for the benefit and security of the Series 2022-1 Noteholders, and grants to the Indenture Trustee for the benefit and security of the Series 2022-1 Noteholders a security interest in and Encumbrance on, all of the Issuer’s right, title and interest, whether now existing or hereafter created or acquired and wherever located, in, to and under the assets and property described below: (a) the 2022-1 Series Account, and all funds from time to time on deposit therein; and (b) all Proceeds, accessions, profits, products, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Issuer described in the preceding clause (a).
Section II.03.
Authentication and Delivery.
(a)
On the Closing Date, the Issuer shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 2.01(b) of the Master Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, (i) shall authenticate, subject to compliance with the conditions precedent set forth in Section 4.01 hereof, the Series 2022-1 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 4.01 hereof, shall deliver such Series 2022-1 Notes to the Initial Purchasers in accordance with such written directions.
(b)
The Series 2022-1 Notes are not being registered with the U.S. Securities and Exchange Commission and, after their sale to the Initial Purchasers in accordance with the Equipment Note Purchase Agreement, may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture and as set forth in the applicable Series 2022-1 Notes.
(c)
In accordance with Section 2.01(c) of the Master Indenture, any Class A Equipment Notes or Class B Equipment Notes of the Series 2022-1 Notes resold in reliance on Rule 144A shall be represented by a 144A Book-Entry Note. Any Class A Equipment Notes or Class B Equipment Notes of the Series 2022-1 Notes sold in reliance on Regulation S shall initially be represented by a Regulation S Temporary Book-Entry Note and shall be exchangeable for interests in the related Unrestricted Book-Entry Note.
(d)
The Series 2022-1 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by a Responsible Officer and shall be substantially in the form of Exhibit A and Exhibit B, as the case may be, with the appropriate legend required by Section 2.02 of the Master Indenture inscribed on the face thereof.

5

[Series Supplement (Series 2022-1)]

Section II.04.
Interest Payments on the Series 2022-1 Notes.
(a)
Interest on Series 2022-1 Notes. Interest on the Outstanding Principal Balance of each Series 2022-1 Note shall accrue during each Interest Accrual Period (i) at the Class A Interest Rate, in the case of the Class A Notes and (ii) at the Class B Interest Rate, in the case of the Class B Notes, and, in each case, will be calculated on the basis of a 360-day year consisting of twelve 30-day months and be due and payable in arrears on each Payment Date. Notwithstanding anything to the contrary in the Master Indenture or this Series 2022-1 Supplement, the initial Interest Accrual Period for the Series 2022-1 Notes shall begin on the Closing Date and end on (but exclude) March 20, 2022.
(b)
Additional Interest. If any interest payment on any Class of the Series 2022-1 Notes is not timely paid in full when due, such overdue interest will bear interest at the applicable Stated Rate, payable as Additional Interest to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. If a Rapid Amortization Event occurs with respect to a Class of Series 2022-1 Notes, the Issuer will also be required to pay the Noteholders of such Class of Series 2022-1 Notes, as part of, Additional Interest, interest on each Payment Date occurring on and after the Rapid Amortization Date in an amount equal to the Rapid Amortization Additional Interest Rate multiplied by the Outstanding Principal Balance of such Class of Series 2022-1 Notes (after giving effect to all payments on the relevant Class of Series 2022-1 Notes made on such day) (such interest, the “Marginal Interest”) to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. Such Marginal Interest due (if any) shall be (i) calculated on the basis of a 360-day year consisting of twelve 30-day months and (ii) due and payable in arrears on each Payment Date on or after the Rapid Amortization Date.
Section II.05.
Principal Payments on the Series 2022-1 Notes. The Scheduled Principal Payment Amount calculated for the Series 2022-1 Notes for each Payment Date shall be payable to the Series 2022-1 Noteholders on each Payment Date from amounts deposited in the 2022-1 Series Account on such Payment Date as provided in (and subject to the provisions of) the Flow of Funds under the Master Indenture and Section 3.02 hereof. At any time that an Early Amortization Event or an Event of Default is then continuing, or if a Rapid Amortization Event with respect to the Series 2022-1 Notes has occurred, then, in addition to the foregoing, the Outstanding Principal Balance of the Series 2022-1 Notes shall be payable on each Payment Date to the extent that amounts are available for such purpose in accordance with the Flow of Funds and Section 3.02 hereof.
Section II.06.
Prepayment of Principal on the Series 2022-1 Notes. No Class A Optional Redemption may occur prior to the first anniversary of the Closing Date. Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Business Day occurring on or after the first anniversary of the Closing Date (each such date, a “Class A Optional Redemption Date”), all or a portion of the Outstanding Principal Balance of the Class A Notes (such redemption, a “Class A Optional Redemption”), for a Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class A Notes being redeemed on such Class A Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class A Optional Redemption Date, plus (iii) if occurring prior to the August

6

[Series Supplement (Series 2022-1)]

2024 Payment Date, a redemption premium (the “Class A Redemption Premium”) calculated as follows:

The Class A Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class A Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class A Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Targeted Principal Balances of the Class A Notes from the Class A Optional Redemption Date to and including the August 2024 Payment Date (assuming full prepayment on such date) discounted monthly to the Class A Optional Redemption Date at a rate equal to the Treasury Rate plus three quarters of one percent (0.75%)), based on a 360-day year of twelve 30-day months, over (ii) the Outstanding Principal Balance of the Class A Notes, plus any accrued but unpaid interest thereon.

(a)
No Class B Optional Redemption may occur prior to the first anniversary of the Closing Date or while any Class A Notes are Outstanding unless the same are concurrently redeemed in full (or, if no Early Amortization Event has occurred and is continuing, a partial Optional Redemption of the Class B Notes may be effected if the Issuer concurrently effects an Optional Redemption in part of the Class A Notes within such Series in the same proportion as the Optional Redemption in part of the Class B Notes). Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any on any Business Day occurring on or after the first anniversary of the Closing Date (each such date, a “Class B Optional Redemption Date”), all or a portion of the Outstanding Principal Balance of the Class B Notes (any such redemption, a “Class B Optional Redemption”), for a Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class B Notes being redeemed on such Class B Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class B Optional Redemption Date, plus (iii) if occurring prior to the August 2024 Payment Date, a redemption premium (the “Class B Redemption Premium”) calculated as follows:

The Class B Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class B Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class B Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Targeted Principal Balances of the Class B Notes from the Class B Optional Redemption Date to and including the August 2024 Payment Date (assuming full prepayment on such date), discounted monthly to the Class B Optional Redemption Date at a rate equal to the Treasury Rate plus three quarters of one percent (0.75%), based on a 360-day year of twelve 30-day months; over (ii) the aggregate Outstanding Principal Balance of the Class B Notes plus any accrued but unpaid interest thereon.

7

[Series Supplement (Series 2022-1)]

(b)
For purposes of calculating the applicable Redemption Premium, the term “Treasury Rate” means, with respect to each applicable Series 2022-1 Note, a per annum rate (expressed as a monthly equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of such applicable Series 2022-1 Note as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (i) one maturing as close as possible to, but earlier than, the Average Life Date of such Series 2022-1 Note and (ii) the other maturing as close as possible to, but later than, the Average Life Date of such Series 2022-1 Note, in each case, as published in the most recent H.15(519) (or, if a weekly average yield to maturity of United States Treasury securities maturing on the Average Life Date of such Series 2022-1 Note is reported in the most recent H.15(519), as published in H.15(519)). “H.15(519)” means “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third (3rd) Business Day preceding the scheduled prepayment date.

The term “Average Life Date” of each applicable Series 2022-1 Note means the date which follows the prepayment date by a period equal to the Remaining Weighted Average Life of such Series 2022-1 Note. The “Remaining Weighted Average Life” of a Series 2022-1 Note at the prepayment or determination date of such Series 2022-1 Note shall be the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the Scheduled Targeted Principal Balances for each remaining Payment Date (from the applicable Optional Redemption Date to the August 2024 Payment Date, in the case of the Class A Notes and the Class B Notes, in each case, assuming full prepayment on such Payment Date, as applicable) by (ii) the number of days from and including the prepayment or determination date to but excluding the scheduled payment date of such principal payment, by (b) the Outstanding Principal Balance of the applicable Series 2022-1 Notes on such date of prepayment or determination. The Issuer will calculate (or cause to be calculated) the applicable Redemption Price and Redemption Premium (if any) and deliver such information in writing to the Indenture Trustee at the time that it gives notice of an Optional Redemption pursuant to Sections 3.12 and 3.13 of the Master Indenture.

(c)
Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Business Day occurring on or after the August 2024 Payment Date (each such Payment Date, a “Series 2022-1 Optional Redemption Date”), all of the Outstanding Principal Balance of the Series 2022-1 Notes, for the Redemption Price equal to the Outstanding Principal Balance of the Series 2022-1 Notes, plus accrued and unpaid interest thereon (including Additional Interest, if any) to the Series 2022-1 Optional Redemption Date; provided, however, that such Redemption Price shall not include any Redemption Premium.
(d)
Any Optional Redemption may be funded with funds in the Collections Account, with the proceeds of Additional Notes or cash Capital Contributions or with any other funds of the Issuer.

8

[Series Supplement (Series 2022-1)]

(e)
Notwithstanding anything herein to the contrary, no Redemption Premium will be due as a result of (i) any Permitted Discretionary Sales which, (1) occur on or prior to the first anniversary of the Initial Closing date, which in the aggregate are less than 25% of the sum of (x) the Adjusted Value of the Portfolio Railcars owned by the Issuer on the Initial Closing Date calculated as of the Initial Closing Date and (y) the Adjusted Value of the Portfolio Railcars acquired by the Issuer after the Initial Closing Date (if any) calculated as of the relevant Delivery Date or (2) occur after the first anniversary of the Initial Closing Date, which in the aggregate are less than 30% of the sum of (x) the Adjusted Value of the Portfolio Railcars owned by the Issuer on the Initial Closing Date calculated as of the Initial Closing Date and (y) the Adjusted Value of the Portfolio Railcars acquired by the Issuer after the Initial Closing Date (if any) calculated as of the relevant Delivery Date, (ii) any Involuntary Railcar Dispositions, [__________] Dispositions or Scrap Value Disposition, (iii) in respect of, or during, an Early Amortization Event or if an Event of Default shall have occurred and is continuing, or (iv) a redemption of the Series 2022-1 Notes occurring on or after the August 2024 Payment Date.
Section II.07.
Manner of Payment. Except as otherwise provided in Section 2.05 of the Master Indenture, all payments on the Series 2022-1 Notes payable on each Payment Date shall be paid to the Series 2022-1 Noteholders reflected in the Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 2:00 p.m. (New York City time) on such Payment Date. Any payments received by the Series 2022-1 Noteholders after 2:00 p.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day.
Section II.08.
Restrictions on Transfer. On the Closing Date, the Issuer shall sell (i) the Series 2022-1 Notes to the Initial Purchasers pursuant to the Equipment Note Purchase Agreement and deliver such Series 2022-1 Notes in accordance herewith and therewith. Thereafter, no Series 2022-1 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture. Except as provided in the Master Indenture, the Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2022-1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in the Series 2022-1 Indenture.
Section II.09.
Final Maturity Date. The Outstanding Principal Balance of the Series 2022-1 Notes together with all accrued and unpaid interest (including all Additional Interest) thereon, and other amounts payable by the Issuer to the Series 2022-1 Noteholders pursuant to the terms of the Series 2022-1 Indenture, shall be due and payable in full on the earlier to occur of (i) the date on which the Series 2022-1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Master Indenture and (ii) the Series 2022-1 Final Maturity Date.
Section II.10.
Hedging Requirement. For the Series 2022-1 Notes, the Minimum Hedging Amount must be greater than or equal to the product of (i) seventy percent (70%) and (ii) the aggregate outstanding principal balance of all such Series 2022-1 Notes and the Maximum Heding Amount must be equal to or less than the product of (i) one hundred and five

9

[Series Supplement (Series 2022-1)]

percent (105%) and (ii) the aggregate outstanding principal balance of all such Series 2022-1 Notes.
article III

2022-1 SERIES ACCOUNT
Section III.01.
2022-1 Series Account. The Indenture Trustee shall establish on the Closing Date pursuant to Sections 3.01 and 3.07 of the Master Indenture and shall maintain, so long as any Series 2022-1 Note is Outstanding, an Indenture Account which shall be designated as the “2022-1 Series Account,” which account shall be held in the name of the Indenture Trustee for the benefit of the Series 2022-1 Noteholders, and which account constitutes a Series Account for the Series 2022-1 Notes for all purposes under the Master Indenture. All deposits of funds for the benefit of the Series 2022-1 Noteholders from the Collections Account and the Liquidity Reserve Account shall be accumulated in, and withdrawn from, the 2022-1 Series Account in accordance with the provisions of the Series 2022-1 Indenture. Notwithstanding anything to the contrary herein, amounts on deposit in the 2022-1 Series Account shall not be invested.
Section III.02.
Distributions from 2022-1 Series Account. On each Payment Date (to the extent sufficient cleared and immediately available funds are available in the 2022-1 Series Account), the Indenture Trustee, as specified in the related Payment Date Schedule with respect to the Flow of Funds, shall distribute funds then on deposit in the 2022-1 Series Account to the Series 2022-1 Noteholders in accordance with Section 3.11 of the Master Indenture.
Section III.03.
Liquidity Reserve Target Amount. On the Closing Date, the Liquidity Reserve Target Amount will be $[__________].
article IV

CONDITIONS TO ISSUANCE
Section IV.01.
Conditions to Issuance. The Indenture Trustee shall not authenticate the Series 2022-1 Notes unless (a) all conditions to the issuance of the Series 2022-1 Notes under the Equipment Note Purchase Agreement shall have been satisfied, and (b) the Issuer shall have delivered a certificate to the Indenture Trustee to the effect that all conditions set forth in the Equipment Note Purchase Agreement shall have been satisfied.
article V

REPRESENTATIONS AND WARRANTIES
Section V.01.
Master Indenture Representations and Warranties. To induce the Series 2022-1 Noteholders to purchase the Series 2022-1 Notes, the Issuer hereby makes to the Indenture Trustee for the benefit of the Series 2022-1 Noteholders, as of the Closing Date and as of the other dates specified for the applicable representations in the Master Indenture, all of the representations and warranties set forth in Section 5.01 of the Master Indenture.

10

[Series Supplement (Series 2022-1)]

article VI

MISCELLANEOUS PROVISIONS
Section VI.01.
Ratification of Master Indenture. As supplemented by this Series 2022-1 Supplement, the Master Indenture is in all respects ratified and confirmed and the Master Indenture as so supplemented by this Series 2022-1 Supplement shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Series 2022-1 Supplement shall govern.
Section VI.02.
Counterparts. This Series 2022-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
Section VI.03.
Governing Law. THIS SERIES 2022-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section VI.04.
Notices to the Rating Agency. Whenever any notice or other communication is required to be given to the Rating Agencies in respect of the Series 2022-1 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2022-1 Supplement, such notice or communication shall be delivered to S&P, at 55 Water Street, New York, NY 10041, Attention: S&P Surveillance (Facsimile: (212) 438-0122) and to KBRA, at 805 Third Ave., 29th Floor, New York, NY 10022, Attention: ABS Surveillance.
Section VI.05.
[Reserved].
Section VI.06.
Amendments and Modifications. The terms of this Series 2022-1 Supplement may be waived, modified or amended only in a written instrument signed by each of the Issuer and the Indenture Trustee in accordance with Article IX of the Master Indenture. Amendments, waivers and modifications of this Series 2022-1 Supplement that constitute matters set forth in clauses (i) through (viii) of Section 9.02(a) of the Master Indenture, may be effected only with the prior written Direction of Noteholders of each Outstanding Series 2022-1 Note adversely affected thereby.

[Signature pages follow]

11

[Series Supplement (Series 2022-1)]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Series 2022-1 Supplement to be duly executed and delivered all as of the day and year first above written.

GBX LEASING 2022-1 LLC By: GBX Leasing, LLC, its sole member By: Name: Title:

S-1

VP/#54387208.7

[Series Supplement (Series 2022-1)]

U.S. Bank TRUST COMPANY, National Association, as Indenture Trustee By: Name: Title:

S-2

VP/#54387208.7

[Series Supplement (Series 2022-1)]

EXHIBIT A
SERIES 2022-1 SUPPLEMENT

FORM OF CLASS A NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF GBX LEASING 2022-1 LLC (THE “ISSUER”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A PERSON WHO IS NOT A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT IN THE CASE OF THIS CLAUSE (4) TO RECEIPT OF AN OPINION OF COUNSEL AND SUCH CERTIFICATES AND OTHER DOCUMENTS AS ARE REQUIRED UNDER THE SERIES 2022-1 INDENTURE REFERRED TO BELOW), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ITS ACQUISITION OF THIS NOTE, EACH PURCHASER AND TRANSFEREE (AND ITS FIDUCIARY, IF APPLICABLE) WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED EITHER THAT (A) IT IS NOT AND IS NOT USING THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A “PLAN” AS DEFINED BY AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN SUCH ENTITY (EACH, A “BENEFIT PLAN”), OR A GOVERNMENTAL PLAN, NON-U.S. PLAN OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), OR (B) THE PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW.

Exhibit A Page 1

[Series Supplement (Series 2022-1)]

Additionally, if a purchaser or transferee is a BENEFIT Plan, it will be deemed to represent by its purchase or acquisition of thIS Note (or an interest therein) that (i) NONE OF THE TRANSACTION PARTIES HAVE provided any investment advice within the meaning OF SECTION 3(21) OF ERISA to the benefit Plan, or TO ANY fiduciary or other person investing on behalf of the BENEFIT Plan or who otherwise has discretion or authority over the investment and management of “plan assets” OF THE BENEFIT PLAN, IN CONNECTION WITH ITS ACQUISITION OF THIS NOTE and (ii) NO TRANSACTION PARTY is acting as a fiduciary to the BENEFIT Plan in connection with the BENEFIT Plan’s purchase or acquisition of thIS Note.

[IF THIS NOTE IS A BOOK-ENTRY NOTE] THIS NOTE IS A GLOBAL BOOK-ENTRY NOTE WITHIN THE MEANING OF SERIES 2022-1 INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SERIES 2022-1 INDENTURE REFERRED TO BELOW.

[IF THIS NOTE IS A BOOK-ENTRY NOTE] UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[IF THIS NOTE IS A BOOK-ENTRY NOTE] TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE SERIES 2022-1 INDENTURE REFERRED TO BELOW.

[In the case of a Class A Note issued with original issue discount, as defined in Section 1271 et seq. of the Code:

Exhibit A Page 2

[Series Supplement (Series 2022-1)]

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED. FOR INFORMATION REGARDING THE ISSUE DATE, ISSUE PRICE, YIELD TO MATURITY AND THE AMOUNT OF OID, PLEASE CONTACT [ ], ATTN: [ ]]

EACH NOTEHOLDER OF THIS NOTE AGREES TO TREAT THIS NOTE AS DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Exhibit A Page 3

[Series Supplement (Series 2022-1)]

GBX LEASING 2022-1 LLC
EQUIPMENT NOTES, SERIES 2022-1, CLASS A

$[XX]	CUSIP No.: [__] [__] ISIN No.: [__] [__] No. 1 [●], 20__

KNOW ALL PERSONS BY THESE PRESENTS that GBX LEASING 2022-1 LLC, a Delaware limited liability company (“Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, at a corporate trust office of the Indenture Trustee named below, (i) the principal sum set forth above, which sum shall be payable on each Payment Date on the dates and in the amounts set forth in the Master Indenture, dated as of [__], 2022 (as amended, restated or otherwise modified from time to time, the “Master Indenture”) and the Series 2022-1 Supplement, dated as of [__], 2022 (as amended, restated or otherwise modified from time to time, the “Series 2022-1 Supplement”, and, together with the Master Indenture, the “Series 2022-1 Indenture”), each between the Issuer and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal balance of this Series 2022-1 Note on the dates and in the amounts set forth in the Series 2022-1 Indenture. Capitalized terms not otherwise defined herein will have the meaning set forth in the Series 2022-1 Indenture.

Payment of the principal of and interest on this Series 2022-1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Series 2022-1 Note is payable at the times and in the amounts set forth in the Series 2022-1 Indenture by wire transfer of immediately available funds to the account designated by the holder of record on the related Record Date.

This Series 2022-1 Note is one of the authorized Class A Notes identified in the title hereto and issued in the aggregate amount of [_] and [_]/100 dollars ($[_]) pursuant to the Series 2022-1 Indenture.

The Series 2022-1 Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Series 2022-1 Indenture.

This Series 2022-1 Note is transferable as provided in the Series 2022-1 Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series 2022-1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may

Exhibit A Page 1

[Series Supplement (Series 2022-1)]

require payment by the Series 2022-1 Noteholder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series 2022-1 Notes.

Each purchaser and subsequent transferee of this Series 2022-1 Note will be deemed to have represented and warranted either that (i) it is not and is not using the assets of an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to the provisions of Title I of ERISA, a “plan” as defined by and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), an entity whose underlying assets include “plan assets” by reason of an employee benefit plan’s or other plan’s investment in such entity (a “Benefit Plan”), or a governmental plan, non-U.S. plan or church plan subject to any federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or (ii) its purchase and holding of this Series 2022-1 Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

Additionally, if a purchaser or transferee is a Benefit Plan, it will be deemed to represent by its purchase or acquisition of this Note (or an interest therein) that (i) none of the Transaction Parties have provided any investment advice within the meaning of Section 3(21) of ERISA to the Benefit Plan, or to any fiduciary or other person investing on behalf of the Benefit Plan or who otherwise has discretion or authority over the investment and management of “plan assets” of the Benefit Plan, in connection with its acquisition of this Note, and (ii) no Transaction Party is acting as a fiduciary to the Benefit Plan in connection with the Benefit Plan’s purchase or acquisition of this Note.

Each Noteholder of this Series 2022-1 Note agrees to treat this Series 2022-1 Note as debt for U.S. federal income tax purposes.

The Issuer, the Indenture Trustee and any other agent of the Issuer shall treat the person in whose name this Series 2022-1 Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Series 2022-1 Notes are subject to prepayment, at the times and subject to the conditions set forth in the Series 2022-1 Indenture.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Series 2022-1 Note may be declared to be due and payable in the manner and with the effect provided in the Series 2022-1 Indenture.

The Master Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures amending the Master Indenture with the consent of the Requisite Majority, in certain specifically described instances. Any consent given by the Requisite Majority shall be conclusive and binding upon the holder of this Series 2022-1 Note and on all future holders of this Series 2022-1 Note and of any Series 2022-1 Note issued in lieu hereof whether or not notation of such consent is made upon this Series 2022-1 Note. Supplements and

Exhibit A Page 2

[Series Supplement (Series 2022-1)]

amendments to the Series 2022-1 Indenture may be made only to the extent and in circumstances permitted by the Series 2022-1 Indenture.

The Series 2022-1 Noteholder shall have no right to enforce the provisions of the Series 2022-1 Indenture or to institute action to enforce the covenants, or to take any action with respect to a default under the Series 2022-1 Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Series 2022-1 Indenture; provided, however, that nothing contained in the Series 2022-1 Indenture shall affect or impair any right of enforcement conferred on the holder hereof to enforce any payment of the principal of and interest on this Series 2022-1 Note on or after the due date thereof; provided further, however, that by acceptance hereof the Series 2022-1 Noteholder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by the Series 2022-1 Indenture.

This Series 2022-1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

All terms and provisions of the Series 2022-1 Indenture are herein incorporated by reference as if set forth herein in their entirety. In the event of any conflict or inconsistency between this Series 2022-1 Note, on the one hand, and the Series 2022-1 Indenture on the other hand, the Series 2022-1 Indenture shall control.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Series 2022-1 Indenture and the issuance of this Series 2022-1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee, this Series 2022-1 Note shall not be entitled to any benefit under the Series 2022-1 Indenture or be valid or obligatory for any purpose.

Exhibit A Page 3

[Series Supplement (Series 2022-1)]

IN WITNESS WHEREOF, the Issuer has caused this Series 2022-1 Note to be duly executed on the date first above written.

GBX LEASING 2022-1 LLC By: GBX Leasing, LLC, its sole member By: Name: Title:

This Note is one of the Class A Notes described in the Series 2022-1 Supplement.

U.S. Bank TRUST COMPANY, National Association, as Indenture Trustee By: Name: Title:

Exhibit A Page 4

[Series Supplement (Series 2022-1)]

EXHIBIT B
SERIES 2022-1 SUPPLEMENT

FORM OF CLASS B NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF GBX LEASING 2022-1 LLC (THE “ISSUER”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A PERSON WHO IS NOT A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT IN THE CASE OF THIS CLAUSE (4) TO RECEIPT OF AN OPINION OF COUNSEL AND SUCH CERTIFICATES AND OTHER DOCUMENTS AS ARE REQUIRED UNDER THE SERIES 2022-1 INDENTURE REFERRED TO BELOW), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

BY ITS ACQUISITION OF THIS NOTE, EACH PURCHASER AND TRANSFEREE (AND ITS FIDUCIARY, IF APPLICABLE) WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED EITHER THAT (A) IT IS NOT AND IS NOT USING THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A “PLAN” AS DEFINED BY AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN SUCH ENTITY (EACH, A “BENEFIT PLAN”), OR A GOVERNMENTAL PLAN, NON-U.S. PLAN OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), OR (B) THE PURCHASE AND HOLDING OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW.

Exhibit B Page 1

[Series Supplement (Series 2022-1)]

Additionally, if a purchaser or transferee is a BENEFIT Plan, it will be deemed to represent by its purchase or acquisition of thIS Note (or an interest therein) that (i) NONE OF THE TRANSACTION PARTIES HAVE provided any investment advice within the meaning OF SECTION 3(21) OF ERISA to the benefit Plan, or TO ANY fiduciary or other person investing on behalf of the BENEFIT Plan or who otherwise has discretion or authority over the investment and management of “plan assets” OF THE BENEFIT PLAN, IN CONNECTION WITH ITS ACQUISITION OF THIS NOTE and (ii) NO TRANSACTION PARTY is acting as a fiduciary to the BENEFIT Plan in connection with the BENEFIT Plan’s purchase or acquisition of thIS Note.

[IF THIS NOTE IS A BOOK-ENTRY NOTE] THIS NOTE IS A GLOBAL BOOK-ENTRY NOTE WITHIN THE MEANING OF SERIES 2022-1 INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SERIES 2022-1 INDENTURE REFERRED TO BELOW.

[IF THIS NOTE IS A BOOK-ENTRY NOTE] UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[IF THIS NOTE IS A BOOK-ENTRY NOTE] TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE SERIES 2022-1 INDENTURE REFERRED TO BELOW.

[In the case of a Class B Note issued with original issue discount, as defined in Section 1271 et seq. of the Code:

Exhibit B Page 2

[Series Supplement (Series 2022-1)]

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED. FOR INFORMATION REGARDING THE ISSUE DATE, ISSUE PRICE, YIELD TO MATURITY AND THE AMOUNT OF OID, PLEASE CONTACT [ ], ATTN: [ ]]

EACH NOTEHOLDER OF THIS NOTE AGREES TO TREAT THIS NOTE AS DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Exhibit B Page 3

[Series Supplement (Series 2022-1)]

GBX LEASING 2022-1 LLC
EQUIPMENT NOTES, SERIES 2022-1, CLASS B

$[XX]	CUSIP No.: [__] [__] ISIN No.: [__] [__] No. 1 [●], 20__

KNOW ALL PERSONS BY THESE PRESENTS that GBX LEASING 2022-1 LLC, a Delaware limited liability company (“Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, at a corporate trust office of the Indenture Trustee named below, (i) the principal sum set forth above, which sum shall be payable on each Payment Date on the dates and in the amounts set forth in the Master Indenture, dated as of [__], 2022 (as amended, restated or otherwise modified from time to time, the “Master Indenture”) and the Series 2022-1 Supplement, dated as of [__], 2022 (as amended, restated or otherwise modified from time to time, the “Series 2022-1 Supplement”, and, together with the Master Indenture, the “Series 2022-1 Indenture”), each between the Issuer and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal balance of this Series 2022-1 Note on the dates and in the amounts set forth in the Series 2022-1 Indenture. Capitalized terms not otherwise defined herein will have the meaning set forth in the Series 2022-1 Indenture.

Payment of the principal of and interest on this Series 2022-1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Series 2022-1 Note is payable at the times and in the amounts set forth in the Series 2022-1 Indenture by wire transfer of immediately available funds to the account designated by the holder of record on the related Record Date.

This Series 2022-1 Note is one of the authorized Class B Notes identified in the title hereto and issued in the aggregate amount of [_] and [_]/100 dollars ($[_]) pursuant to the Series 2022-1 Indenture.

The Series 2022-1 Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Series 2022-1 Indenture.

This Series 2022-1 Note is transferable as provided in the Series 2022-1 Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series 2022-1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered holder

Schedule 2 Page 1

[Series Supplement (Series 2022-1)]

hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Series 2022-1 Noteholder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series 2022-1 Notes.

Each purchaser and subsequent transferee of this Series 2022-1 Note will be deemed to have represented and warranted either that (i) it is not and is not using the assets of an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to the provisions of Title I of ERISA, a “plan” as defined by and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), an entity whose underlying assets include “plan assets” by reason of an employee benefit plan’s or other plan’s investment in such entity (a “Benefit Plan”), or a governmental plan, non-U.S. plan or church plan subject to any federal, state, local or other law that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”), or (ii) its purchase and holding of this Series 2022-1 Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.

Additionally, if a purchaser or transferee is a Benefit Plan, it will be deemed to represent by its purchase or acquisition of this Note (or an interest therein) that (i) none of the Transaction Parties have provided any investment advice within the meaning of Section 3(21) of ERISA to the Benefit Plan, or to any fiduciary or other person investing on behalf of the Benefit Plan or who otherwise has discretion or authority over the investment and management of “plan assets” of the Benefit Plan, in connection with its acquisition of this Note, and (ii) no Transaction Party is acting as a fiduciary to the Benefit Plan in connection with the Benefit Plan’s purchase or acquisition of this Note.

Each Noteholder of this Series 2022-1 Note agrees to treat this Series 2022-1 Note as debt for U.S. federal income tax purposes.

The Issuer, the Indenture Trustee and any other agent of the Issuer shall treat the person in whose name this Series 2022-1 Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Series 2022-1 Notes are subject to prepayment, at the times and subject to the conditions set forth in the Series 2022-1 Indenture.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Series 2022-1 Note may be declared to be due and payable in the manner and with the effect provided in the Series 2022-1 Indenture.

The Master Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures amending the Master Indenture with the consent of the Requisite Majority, in certain specifically described instances. Any consent given by the Requisite Majority shall be conclusive and binding upon the holder of this Series 2022-1 Note and on all future holders of this Series 2022-1 Note and of any Series 2022-1 Note issued in lieu hereof

Schedule 2 Page 2

[Series Supplement (Series 2022-1)]

whether or not notation of such consent is made upon this Series 2022-1 Note. Supplements and amendments to the Series 2022-1 Indenture may be made only to the extent and in circumstances permitted by the Series 2022-1 Indenture.

The Series 2022-1 Noteholder shall have no right to enforce the provisions of the Series 2022-1 Indenture or to institute action to enforce the covenants, or to take any action with respect to a default under the Series 2022-1 Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Series 2022-1 Indenture; provided, however, that nothing contained in the Series 2022-1 Indenture shall affect or impair any right of enforcement conferred on the holder hereof to enforce any payment of the principal of and interest on this Series 2022-1 Note on or after the due date thereof; provided further, however, that by acceptance hereof the Series 2022-1 Noteholder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by the Series 2022-1 Indenture.

This Series 2022-1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.

All terms and provisions of the Series 2022-1 Indenture are herein incorporated by reference as if set forth herein in their entirety. In the event of any conflict or inconsistency between this Series 2022-1 Note, on the one hand, and the Series 2022-1 Indenture on the other hand, the Series 2022-1 Indenture shall control.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Series 2022-1 Indenture and the issuance of this Series 2022-1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee, this Series 2022-1 Note shall not be entitled to any benefit under the Series 2022-1 Indenture or be valid or obligatory for any purpose.

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[Series Supplement (Series 2022-1)]

IN WITNESS WHEREOF, the Issuer has caused this Series 2022-1 Note to be duly executed on the date first above written.

GBX LEASING 2022-1 LLC By: GBX Leasing, LLC, its sole member By: Name: Title:

This Note is one of the Class B Notes described in the Series 2022-1 Supplement.

U.S. Bank TRUST COMPANY, National Association, as Indenture Trustee By: Name: Title:

Schedule 2 Page 4